UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 22, 2026

Amerant Bancorp Inc.
(Exact name of registrant as specified in its charter)

Florida	001-38534	65-0032379
(State or other jurisdiction of incorporation	(Commission file number)	(IRS Employer Identification Number)

220 Alhambra Circle
Coral Gables, Florida	33134
(Address of principal executive offices)	(Zip Code)
(305) 460-8728 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of exchange on which registered
Class A Common Stock	AMTB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition

On January 22, 2026, Amerant Bancorp Inc. (the "Company") issued a press release to report the Company’s financial results for the fiscal quarter and year ended December 31, 2025. The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference to this Item 2.02.

In accordance with General Instruction B.2. of Form 8-K, the information in this Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such filing.
Item 7.01 Regulation FD Disclosure

On January 23, 2026, the Company will hold a live audio webcast to discuss its financial results for the fiscal quarter and year ended December 31, 2025. In connection with the webcast, the Company is furnishing to the U.S. Securities and Exchange Commission the earnings slide presentation attached as Exhibit 99.2 to this Current Report on Form 8-K and incorporated by reference to this Item 7.01.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.2 attached hereto, is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01 Other Events

On January 22, 2026, the Company also issued a press release announcing that the Company's Board of Directors (the “Board”) declared a cash dividend of $0.09 per share of its Class A common stock. The dividend is payable on February 27, 2026, to shareholders of record at the close of business on February 13, 2026.

In addition, the Company announced that the Board authorized a new share repurchase program, pursuant to which the Company may purchase, from time to time, up to an aggregate amount of $40 million of its shares of Class A common stock (the “2026 Repurchase Program”). The program will be in effect until December 31, 2026.

Under the 2026 Repurchase Program, the Company may repurchase shares of the Class A common stock through open market purchases, by block purchase, in privately-negotiated transactions, or otherwise in compliance with Rule 10b-18 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The extent to which the Company repurchases its shares of Class A common stock and the timing of such purchases will depend upon market conditions, regulatory requirements, other corporate liquidity requirements and priorities and other factors as may be considered in the Company’s sole discretion. Repurchases may also be made pursuant to a trading plan under Rule 10b5-1 under the Exchange Act, which would permit shares to be repurchased when the Company might otherwise be precluded from doing so because of self-imposed trading blackout periods or other regulatory restrictions. The 2026 Repurchase Program does not obligate the Company to repurchase any particular amount of Class A common stock and may be suspended or discontinued at any time without notice.

A copy of the press release is attached as Exhibit 99.3 to this Current Report on Form 8-K.
Item 9.01 Financial Statements and Exhibits

Number	Exhibit
99.1	Press Release of Amerant Bancorp Inc., dated January 22, 2026
99.2	Earnings slide presentation of Amerant Bancorp Inc., dated January 23, 2026
99.3	Press Release of Amerant Bancorp Inc., dated January 22, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 22, 2026	Amerant Bancorp Inc.

	By:	/s/ Julio V. Pena
Name: Julio V. Pena
Title: Executive Vice President, Associate General Counsel and Corporate Secretary